CONESTOGA SMALL CAP FUND

T i c k e r   S y m b o l :  C C A S X

Fund Objectives

The Fund seeks to provide long-term growth of capital. To this end, the Fund strives to generate long-term investment returns favorable to its benchmarks with lower risk. The Fund typically holds 45-50 small capitalization stocks that have met Conestoga’s fundamentally based, higher-quality, sustainable growth investment criteria. Conestoga seeks companies that have positive earnings, and which we believe can grow those earnings for an extended period of time at a 15-20% rate.  We also seek companies with low debt levels, high returns on equity (ROE), and which have other high-quality characteristics.

Management

William C. Martindale, Jr. and Robert M. Mitchell have co-managed the Fund since inception October 2002. Joseph F. Monahan and David M. Lawson add research support.

Second Quarter Review and Commentary

The second quarter began with a continuation of the first quarter rally, but then May and June brought increased volatility back to the market.  Concerns about European sovereign debt, especially Greece, returned to the headlines.  Weak economic data added to concerns that the global recovery was faltering.  With the uptick of anxiety, it came as no surprise that higher quality companies became more attractive to investors.  After several years of lower-quality companies outperforming (basically, since the market trough of 2009), we are not surprised to see higher quality stocks take the lead.  We believe that further market appreciation will require revenue and earnings growth (as opposed to P/E multiple expansion), and we believe high quality stocks are best positioned to deliver sustained revenues and earnings growth.

Stock selection was strongly positive in the second quarter, while sector allocation detracted from return.  The Technology sector was the source of the strongest stock selection, and the Fund’s holdings in the Energy and Producer Durables sectors also generated strong stock selection, and no sector detracted from stock selection.  One of the top contributors to stock selection within the Technology sector was Blackboard Inc. (BBBB).  This provider of education management software saw its stock rise significantly after announcing that the firm had received two offers to purchase the company.  Also, generating strong returns in the Tech sector was HealthStream Inc. (HSTM), a new position added in the late first quarter and early second quarter of 2011.

Within the Energy sector, CARBO Ceramics Inc. (CRR) and Core Laboratories NV (CLB), each delivered another excellent quarter.  While oil and gas prices fell in the second quarter, each of these service providers experienced continued demand for their proprietary technologies.Sector allocation most detracted from return in the Consumer Discretionary, a stronger-than-Index performing sector which was underweighted.  Overweights relative to the Index in the weaker Energy and Producer Durable sectors detracted from return.

For Additional Information: Contact Mark Clewett, Director of Institutional Sales, at (484) 654-1380 or via email at    mclewett@conestogacapital.com.  You may also visit us on the web at www.conestogacapital.com.

Performance as of June 30, 2011

2Q 2011

   1 Year     3Years   5Years   7Years   Since Inception

Conestoga Small Cap Fund

 3.03%

   43.13%    12.09%    7.36%   8.10%    11.74%

Russell 2000 Growth

-0.59%      43.50%      8.35%    5.79%   6.79%    11.72%

Russell 2000

-1.61%      37.41%      7.77%    4.08%   6.28%    11.13%

Sector Weightings as of 6-30-11:

Consumer Discretionary

6.7%

Consumer Staples

0.0%

Energy

7.3%

Financial Services

9.0%

Health Care

             18.0%

Materials & Processing

5.0%

Producer Durables            21.0%

Technology

             30.6%

Utilities

0.0%

Cash

2.4%

Top Ten Equity Holdings as of 6-30-11:

Sun Hydraulics Corp.	4.41%
CoStar Group Inc.	3.97%
CARBO Ceramics Inc.	3.80%
Bottomline Technologies Inc.	3.78%
Raven Industries Inc.	3.11%
NVE Corp.	2.98%
Simpson Manufacturing Inc.	2.86%
Tyler Technologies Inc.	2.73%
Quality Systems Inc.	2.67%
Hittite Microwave Inc.	2.65%

*Total Percent of Portfolio:	32.96%

Market Capitalizations as of 6-30-11:

Mid Caps ( >$2 Bil)

18.8%

Small Caps ($500 Mil

 68.3%

-$2 Bil)

Micro Caps (<$500 Mil)       10.5%

Cash

  2.4%

Fund Characteristics 6-30-11:

	CCASX	Russell 2000	Rusell 2000 Growth
P/E (1 Yr Fwd excl Neg)	23.7x	15.60x	17.50x
P/E (1 Yr Fwd)	23.7x	18.2x	21.6x
Earnings Growth	20.3%	14.0%	17.0%
PEG Ratio	1.2	1.3	1.3
ROE - Last 4 Qtrs Avg	15.7%	6.6%	8.7%
Weighted Avg Mkt.Cap	$1,531 Mil	$1,257 Mil	$1,423 Mil
Long-Term Debt/Capital	3%	49%	52%
Dividend Yield	0.73%	1.27%	0.59%
Number of Holdings	46	1985	1161

Fund Information:

Ticker	CCASX
CUSIP	207019100
Total Fund Assets (as of date)	$156.7 Mil
Inception Date	10/1/2002
Fiscal Year End	9/30

Annual Fund Operating Expenses:

Management Fee	1.20%
Distributions (12b-1) Fees	0.00%
Other Expenses (1)	0.04%
Total Annual Fund Operating Expenses	1.24%
Expense Limitation (2)	-0.14%
Total Net Operation Expenses	1.10%

Disclosures:  *Top Ten Equity Holdings as a percent of the Fund’s assets. The Conestoga Small Cap Fund can be purchased fund direct or is available through most major mutual fund platforms. Please visit www.conestogacapital.com or contact Conestoga Capital Advisors for additional instructions. Conestoga Small Cap Fund and Russell 2000 characteristics are generated by Factset analytical system. Performance is based upon closing NAV        calculation on listed dates and represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance quoted. Performance data includes reinvestment of dividends. Investment returns and principal value of an investment in Conestoga Small Cap Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the Fund’s daily NAV, list of additional holdings, total return as of the most recent month-end and a copy of the Fund’s prospectus, please visit www.conestogacapital.com or call  1-800-320-7790. The prospectus contains information about the Fund’s investment objective, risks, charges, and     expenses which an investor should consider before investing.

(1)  Restated to reflect current fees. In addition, although the Fund has adopted a Shareholder Servicing Plan that will allow the Fund to pay an annual fee of up to 0.25% of its average daily net assets for providing services to the Fund’s shareholders, the Fund does not expect to pay any Shareholder Servicing Fees in the current fiscal year.

(2)  The Adviser pays all Fund expenses except Rule 12b-1 fees, shareholder servicing fees and expenses of the independent Trustees, taxes, interest and extraordinary expenses. Conestoga Capital Advisors, LLC, “Adviser” has contractually agreed to limit the Fund’s net annual operating expenses to 1.10% of the Fund’s average daily net assets until at least January 29, 2012, subject to termination at any time at the option of the Fund.